Summary Prospectus

Growth equity

Delaware Healthcare Fund

Nasdaq ticker symbols
Class A	DLHAX
Class C	DLHCX
Class R	DLRHX

J

anuary 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at http://www.lfg.com/LincolnPageServer?LFGPage=/lfg/delmac/shr/rpt/index.html. You can also get this information at no cost by calling
800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited
ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware Healthcare Fund

What is the Fund's investment objective?

Delaware Healthcare Fund seeks maximum long-term capital growth through capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts on this Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Exchange fees[2]	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)
Class	A	C	R
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	0.96%	0.96%	0.96%
Total annual fund operating expenses	2.11%	2.81%	2.41%
Fee waivers and exense reimbursements[3]	(0.51%)	(0.46%)	(0.56%)
Total annual fund operating expenses after waivers and reimbursements	1.60%	2.35%	1.85%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.35% of the Fund's average daily net assets from January 28, 2010 through January 28, 2011. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contractually agreed to limit the Fund's Class A and Class R 12b-1 fees to 0.25% and 0.50%, respectively, from January 28, 2010 through January 28, 2011.

Expense example

The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. For Class A and Class R shares, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. For Class C shares, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods shown. Actual expenses may be higher or lower than those shown in this example.

		(if redeemed)
Class	A	C	C	R
1 year	$728	$238	$338	$188
3 years	$1,152	$828	$828	$698
5 years	$1,600	$1,443	$1,443	$1,235
10 years	$2,838	$3,105	$3,105	$2,704

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 240% of the average value of its portfolio.

What are the Fund's main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce, or distribute products or services related to the healthcare or medical industries and derive a substantial portion, that is, more than 50%, of their sales from products and services in the healthcare industry (80% policy). These products and services include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and healthcare information and service providers. The Fund invests in U.S. and non-U.S. companies across all market capitalizations. The Fund may, from time to time, invest a significant portion of its assets in non-U.S. companies. The Fund may also invest in companies located in emerging markets. The Fund's investment objective and 80% policy are nonfundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days' notice prior to any such change.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Healthcare risk	The risk that the value of a fund's shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.
Foreign risk	The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.
Currency risk	The risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates.
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Nondiversification risk	A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if it were fully diversified.
Futures and options risk	The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How has Delaware Healthcare Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Class A shares have varied over the past two calendar years. The table shows the average annual returns of the Class A shares for the 1-year and lifetime periods. As of the date of this Prospectus, the Fund's Class C and Class R shares had no performance history because they did not commence operations until the date of this Prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would have been lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at

www.delawareinvestments.com/performance

.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 22.95% for the quarter ended September 30, 2009 and its lowest quarterly return was -12.08% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous sentence or in the bar chart. If this sales charge were included, the returns would be less than those shown.

Average annual total returns for periods ended December 31, 2009

	1 year	Lifetime[1]
Class A return before taxes	51.96%	14.60%
Class A return after taxes on distributions	45.61%	11.02%
Class A return after taxes on distributions and sale of Fund shares	33.64%	10.30%
Class C return before taxes	n/a	n/a
Class R return before taxes	n/a	n/a
Russell 3000® Healthcare Index (reflects no deduction for fees, expenses, or taxes)	21.38%	-2.97%
S&P 1500 Healthcare Index (reflects no deduction for fees, expenses, or taxes)	20.76%	-3.55%

1

Lifetime returns are shown if the Fund or share class existed for less than 10 years. The Fund's Class A shares commenced operations on September 28, 2007. No returns are shown for the Fund's Class C and Class R shares because they have not commenced operations.

The Fund's returns above are compared to the performance of the Russell 3000 Healthcare Index and the S&P 1500 Healthcare Index. The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. The S&P 1500 Healthcare Index is a capitalization-weighted index comprising companies of various sizes that represent the healthcare sector as determined by S&P. The Fund's portfolio manager believes that the Russell 3000 Healthcare Index is a more accurate benchmark for the Fund's investments, and as a result the S&P 1500 Healthcare Index may not be included for comparative performance in the future. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	September 2007

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-573 [9/09] POD 14727 [1/10]